SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  |X|

Filed by the Party other than the Registrant   |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.  240.14a-12

                            HFB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

     $125 per Exchange Act Rules  O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
Item 22(a)(2) of Schedule 14A.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     2.   Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     4.   Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     5.   Total fee Paid:
          ______________________________________________________________________

         Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid:________________________________________________

2.       Form, Schedule or Registration Statement No.:__________________________

3.       Filing Party:__________________________________________________________

4.       Date Filed:____________________________________________________________

                               September 20, 1999

Dear Stockholder:

     We invite you to attend the 1999 Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 19, 1999 at 2:00 p.m.

     The Meeting has been called for the election of directors. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for the 1999 fiscal year. Directors and officers of the Corporation, as well as representatives of the Corporation's independent auditors, will be present to respond to any questions the stockholders may have.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting.

                                         Sincerely,

                                         David B. Cook
                                         President

                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, will be held at Pine Mountain State Resort Park, Pineville, Kentucky on Tuesday, October 19, 1999 at 2:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of three directors of the Corporation; and

     2. Such other matters as may properly come before the Meeting or any adjournment thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on September 1, 1999, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Frank W. Lee
                                        Secretary

Middlesboro, Kentucky
September 20, 1999

IMPORTANT: PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                            HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                           MIDDLESBORO, KENTUCKY 40965
                                 (606) 248-1095

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank ("Home Federal" or the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 19, 1999 at 2:00 p.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about September 20, 1999.

REVOCATION AND VOTING OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation, the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting or by attendance at the Meeting and voting in person. A written notice revoking a previously executed proxy should be sent to HFB Financial Corporation, 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 -- Attention: Frank W. Lee, Secretary.

     Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

     The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors, subject to applicable securities laws.

     Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

VOTING SECURITIES AND SECURITY OWNERSHIP

     Holders of record of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on September 1, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Corporation had 1,100,985 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding on the Record Date will be required to constitute a quorum at the Meeting.

     The following table sets forth information as of the Record Date (i) with respect to any person who was known to th e Corporation to be the beneficial owner of more than 5% of the Common Stock and (ii) with respect to the beneficial ownership of Common Stock by each director or nominee of the Corporation, by each executive officer of the Corporation who is not a Director, and by all directors and executive officers of the Corporation as a group.

                                                   Amount and Nature      Percent of Shares
                                                      of Beneficial       of Capital Stock
       Beneficial Owner                             Ownership (1)(2)         Outstanding
       ----------------                             ----------------         -----------

Frank W. Lee, Director                                   25,675                   2.33%
Charles A. Harris, Director                              31,625                   2.87
Frances Coffey Rasnic, Director                           6,187                    .56
David B. Cook, Director and Executive Officer            67,763                   6.15
Earl Burchfield, Director                                33,333                   3.02
E.W. Nagle, Director                                     18,687                   1.70
Robert V. Costanzo, Chairman of the Board                15,495                   1.40
Stanley Alexander, Jr., Executive Officer                10,649                    .97

All directors and executive
 officers as a group (8 persons)                        209,414(3)               19.00

-----------------
(1) As to the Corporation's directors and executive officers, includes 4000, 6021, 6021 and 16,042 shares which may be acquired by Messrs. Burchfield, Costanzo, Ms. Rasnic and all directors and executive officers as a group upon the exercise of stock options granted under the HFB Financial Corporation 1992 Stock Option Plan.
(2)  Includes 18,321 shares,  5,604 shares,  3,844 shares,  9,644 shares,  1,100 shares and 38,513 shares held for the benefit of Directors Lee, Harris, Cook, Burchfield, Costanzo and all directors and executive officers as a group, respectively, through trusts established under the Bank's discontinued and current deferred compensation plans for directors. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(3) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs"). Includes 38,513 shares owned by directors and executive officers through trusts established under the Bank's discontinued and current deferred compensation plans for directors.

                       PROPOSAL I - ELECTION OF DIRECTORS

GENERAL

     The Corporation's Board of Directors has seven members, with approximately one-third elected annually in accordance with the Corporation's bylaws. At the Meeting, three persons nominated by the Board of Directors, who currently are directors and whose terms expire in 1999, will stand for election.

     The Board of Directors has nominated Frank W. Lee, Charles A. Harris and Frances Coffey Rasnic to serve as directors for a three-year period or until their respective successors have been elected and shall qualify. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES.

     The following table sets forth for each nominee and for each director continuing in office, such person's name, age as of June 30, 1999, the year he or she first became a director of the Bank or the Corporation and the year his or her current term as a director will expire. All such persons became directors of the Corporation in 1992, upon the Corporation's organization, except Ms. Rasnic, who was appointed a director of the Corporation in 1996.

                                                YEAR FIRST          CURRENT
                                                ELECTED OR           TERM
                           AGE AS OF             APPOINTED            TO
NAME                     JUNE 30, 1999           DIRECTOR           EXPIRE
----                     -------------          ----------          ------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Frank W. Lee                   86                   1952              1999
Charles A. Harris              65                   1987              1999
Frances Coffey Rasnic          50                   1996              1999


                         DIRECTORS CONTINUING IN OFFICE

David B. Cook                  49                   1974              2000
Earl Burchfield                69                   1976              2000
E. W. Nagle                    87                   1961              2001
Robert V. Costanzo             43                   1989              2001

     The principal occupation of each Director and Executive Officer of the Corporation during the last five years is set forth below.

     FRANK W. LEE currently serves as Secretary/Treasurer of the Bank and the Corporation. He has a law degree and is a member of the Kentucky Bar Association. Mr. Lee is a retired pharmacist and is the past owner of Lee's Drug Store in Middlesboro, Kentucky. Mr. Lee is a former director of a local bank.

     CHARLES A. HARRIS is retired owner of Harris Insurance Agency in Harlan, Kentucky. Mr. Harris is serving, or has served as President of the Harlan Lions Club, Chairman of the Harlan County Chapter of American Red Cross and Volunteer for ARC State Disaster Team, Harlan Chamber of Commerce, Councilman of City of Harlan, Kentucky, Harlan Volunteer Firefighters, Harlan School Futures Committee, Advisor to Harlan State Vocational Technical School, President of the Alumni Association of Harlan Boys Choir, Board Member of Red Bird Mission, Beverly, Kentucky and Board Member of Harlan County Extension Service. Mr. Harris is also a member of the Oleika Shrine and the Harlan County Shrine Club.

     FRANCES COFFEY RASNIC is currently employed at Coffey Funeral Home in New Tazewell, Tennessee and Harrogate, Tennessee. She is a businesswoman who remains active in the Claiborne County Chamber of Commerce and serves this community as Memorial Secretary of the American Cancer Society and Board Member of the Clinch-Powell Enterprise Community. She is a member of the New Tazewell United Methodist Church.

     DAVID B. COOK currently serves as president and CEO of Home Federal Bank FSB in Middlesboro, Kentucky and HFB Financial Corporation, Jacksboro, Tennessee. A graduate of Western Kentucky University and a member of First Baptist Church in Middlesboro, Mr. Cook has served as president of both the Lexington Chapter of the Society of Real Estate appraisers and the ROHO Club of Middlesboro. He has previously served as a board member on the Bell County Chamber of Commerce, the Board of Housing Appeals for the city of Middlesboro and the City Council's Finance Committee. He is a past board member of the Bluegrass Council of Boy Scouts of America, Lexington, Kentucky. Mr. Cook is presently on the board of the Bell County Industrial Foundation and Revolving Loan Committee.

     EARL BURCHFIELD is retired as a newspaper publisher. Mr. Burchfield is a past member of the Middlesboro Rotary Club, a past trustee of Applachian Hospitals, a past member of Bell County and Claiborne County Chambers of Commerce and active in the area Gideons organization. He serves as a Nursing Home Volunteer, as well as church treasurer and Deacon.

     E. W. NAGLE is retired from the Middlesboro Tanning Company, where he served as an officer. He is a member of the Lions Club and a Charter Member of the All Sports Hall of Fame.

     ROBERT V. COSTANZO is Chairman of the Board of the Corporation. He is a partner in the law firm of Bowling, Johnson and Costanzo and practices primarily in the Middlesboro Office. He is a member of the Kentucky Bar Association and the Kentucky Academy of Trial Attorneys. He is also dispute resolution Arbitrator for the Kentucky Bar Association, Bell County District Court Trial Commissioner, a member of Kiwanis International, and a board member of the Bell County Chamber of Commerce.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

     The following sets forth information with respect to the executive officer of the Corporation, including his age as of the Record Date, who does not serve on the Board of Directors.

     STANLEY ALEXANDER, JR., age 50, is currently the Bank's and the Corporation's Chief Financial Officer. Mr. Alexander graduated from the Graduate School of Banking at the University of Wisconsin in 1984 and had 17 years of banking experience prior to joining the Bank in 1991. He has served as treasurer of the Middlesboro-Bell County Airport Board, Secretary of the ROHO Club, and as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee.

COMMITTEES OF THE BOARDS OF DIRECTORS OF THE CORPORATION

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and their committees. During the fiscal year ended June 30, 1999, the Corporation's Board of Directors held twelve meetings. No current director attended fewer than 75% of the total aggregate meetings of the Corporation's Board of Directors and committees on which such Board member served during fiscal 1999.

     The Corporation's audit committee is comprised of Directors Burchfield (Chairman) and Rasnic, and Chief Financial Officer Stanley Alexander, Jr. The audit committee meets as needed, to examine and approve the audit report prepared by the independent auditors of the Corporation. During fiscal 1999, the Corporation's audit committee met three times.

     The Corporation's Nominating Committee is comprised of the full Board of Directors for the purpose of evaluating candidates and making nominations for election as directors. This Committee met once during fiscal 1999 in that capacity. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Charter and Bylaws, established any procedures for this purpose.

     The Corporation's compensation committee is comprised of Directors Lee (Chairman), Burchfield and Harris. The Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The compensation committee met once during fiscal 1999.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The Corporation's principal subsidiary is the Bank. The Corporation has no full time employees, relying instead on employees of the Bank for the limited corporate services provided. All compensation paid to officers and other employees is paid by the Bank. Other than as set forth below, no executive officer's total salary and bonus for the fiscal year exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.

                                                                           Long-Term
                                                                          Compensation
Name and Principal                        Annual Compensation(1)           Payout of              All Other
    Position                 Year       Salary            Bonus         Restricted Stock       Compensation(2)
    --------                 ----       ------            -----         ----------------       ---------------
David B. Cook
President and Chief          1999        $126,575           $14,987        $     ---                $34,721
Executive Officer of the     1998         118,875             5,989           19,739                 38,608
Corporation and the Bank     1997         112,500            11,094           58,964                 41,481

(1) Excludes perquisites, which did not exceed 10% of each named executive officer's annual salary and bonus.
(2) Includes fees in the amount of $12,400 in fiscal 1999, $11,200 in fiscal 1998 and $9,900 in fiscal 1997 for Mr. Cook's services as a director for the Corporation and the Bank. ESOP contributions in fiscal 1999, 1998 and 1997 for the benefit of Mr. Cook were $22,321, $27,408 and $30,483, respectively.

PENSION PLAN

     The Corporation's principal subsidiary is the Bank. The Bank participates in a multiple employer defined benefit plan (the "Pension Plan"). Employees who have one year of service and reached age 21 are eligible to participate in the Pension Plan. They are 100% vested after five years of service. Employees are entitled to a normal retirement benefit at age 65 equal to 2% times years of benefit service times the average annual salary (as defined) for the five consecutive years of highest salary during benefit service, with annual 1% adjustments for retirees who attain age 66 and older. The Pension Plan also provides for early retirement benefits (commencing as early as age 55), disability retirement benefits and death benefits. Contributions are actuarially determined. The Bank makes all contributions to the Pension Plan. During 1999, the Bank did not contribute to the Pension Plan. At June 30, 1999, Mr. Cook had 27 years of credited service under the Pension Plan.

EMPLOYMENT AGREEMENT

     In 1999, the Bank entered into an amended and restated employment agreement with Mr. Cook as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Cook is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The employment agreement has a term of three years and, pursuant to the terms of the agreement, it shall be extended on each anniversary date from the date of commencement of the agreement for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that performance of the employee has met the required standards and that such agreement should be extended. The agreement provides for an annual base salary of $130,000. The agreement provides for a salary review by the Board of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreement is terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates an employee without just cause, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period, but in no event in excess of three years' salary. The employee is able to voluntarily terminate his agreement by providing 90 days' written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination. In the event of the employee's death or disability, the employee or his estate will be entitled to a continuation of his salary and benefits through the remaining term of the agreement.

     The employment  agreement contains  provisions stating that in the event of
(i) the employee's voluntary termination of employment for any reason within 30 days following a change in control of the Bank or the Corporation, or (ii) the employee's involuntary termination of employment in connection with, or within six months before or two years after, any change in control of the Bank or the Corporation, the employee will be paid within 30 days of such termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Corporation's voting stock, or the control of the election of a majority of Directors or the exercise of a controlling influence over the management or policies of the Bank or Corporation. The employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment upon the occurrence, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including (i) requiring the employee to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) materially diminishing the employee's base compensation, (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans,
(iv) assigning duties and responsibilities to the employee which are other than those normally associated with his position with the Bank, (v) materially diminishing the employee's authority and responsibility, (vi) failing to re-elect the employee to the Bank's Board of Directors, and (vii) materially diminishing the employee's secretarial or other administrative support. The aggregate payments that would be made to David B. Cook assuming termination of employment under the foregoing circumstances at June 30, 1999 would have been approximately $283,725.

DIRECTORS' COMPENSATION

     Members of the Board of Directors and committees of the Board of Directors of the Corporation receive a monthly retainer of $750, plus $250 per regular or special Board meeting attended.

TRANSACTIONS WITH MANAGEMENT

     All of the Bank's loans to directors and executive officers are made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. The Bank does not offer favorable terms on mortgage loans to directors or officers.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Olive, LLP, which was the Corporation's independent certified public accounting firm for the 1999 fiscal year, has been retained by the Board of Directors to be the Corporation's auditors for the 2000 fiscal year. A representative of Olive, LLP is currently expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the direction of the majority of the Board of Directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on the Corporation's review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Corporation believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1999 fiscal year.

                                  MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders is being mailed to all persons who were stockholders of record as of the close of business on September 1, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

     A COPY OF THE CORPORATION'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STANLEY ALEXANDER, JR., CHIEF FINANCIAL OFFICER, HFB FINANCIAL CORPORATION, 1602 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40965.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials of the Corporation for next year's Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 no later than May 23, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office, at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 on or before September 22, 2000 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with the Corporation's bylaws and Tennessee law.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Frank W. Lee
                                              Secretary

Middlesboro, Kentucky
September 20, 1999

                                 REVOCABLE PROXY
                            HFB FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 1999

     The undersigned hereby appoints Robert V. Costanzo, Earl Burchfield and E.W. Nagle, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of HFB Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Pine Mountain State Resort Park, Pineville,
Kentucky, on Tuesday, October 19, 1999 at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                          VOTE
                                                          FOR           WITHHELD
                                                          ---           --------

1.  The election as directors of all
    nominees listed below (except as
    marked to the contrary below).                        [  ]           [  ]

    Frank W. Lee
    Charles A. Harris
    Frances Coffey Rasnic

    INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

    --------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

Dated: ___________________, 1999




---------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



---------------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.